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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                December 15, 2000


                        COMMISSION FILE NUMBER 000-29809


                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        7372                         52-1769077
(state or other jurisdiction of    (Primary Standard Industrial        (IRS Employer
incorporation or organization)     Classification Code Number)    Identification Number)


                       6701 DEMOCRACY BOULEVARD, SUITE 800
                            BETHESDA, MARYLAND 20817
                                 (301) 897-1400
                   (Address, including zip code, and telephone
    number, including area code, of registrant's principal executive offices)


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Item 7.  Financial Statements and Exhibits

    (a) Exhibits

        Designation          Description
        -----------          -----------
        99                   Press Release dated December 14, 2000.


Item 9.  Regulation FD Disclosure

    On December 14, 2000, OTG Software, Inc. issued a press release confirming discussions with securities analysts that it remains comfortable with analyst consensus expectations for 2001, including revenue and EPS estimates of approximately $60 million and $0.20, respectively. A copy of the press release is attached.



                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OTG SOFTWARE, INC.

Date: December 15, 2000                 By:    /s/Ronald W. Kaiser
                                          -------------------------------------
                                               Ronald W. Kaiser
                                               Chief Financial Officer and
                                               Treasurer
                                               (Principal Financial Officer)









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